Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2006, of Cardtronics, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack Antonini, President and Chief Executive Officer, certify that (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack Antonini

Jack Antonini
President and Chief Executive Officer
(Principal Executive Officer)

November 14, 2006